TRADE RECEIVABLES, NET (Schedule of Trade Receivables, Net) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Open accounts:
In NIS	$ 6,780	$ 8,263
In USD	20,814	22,284
Total open accounts	27,594	30,547
Checks receivable	80	115
Trade receivables, gross	27,674	30,662
Less allowance for doubtful accounts
Trade receivables, net	$ 27,674	$ 30,662